UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2023

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission by Kimbell Royalty Partners, LP, a Delaware limited partnership (“Kimbell”), on September 14, 2023 (the “Original Form 8-K”), on September 13, 2023 Kimbell completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding membership interests of Cherry Creek Minerals LLC, a Colorado limited liability company (the “Acquired Company”), pursuant to a securities purchase agreement by and among Kimbell, Kimbell Royalty Operating, LLC, a Delaware limited liability company, and LongPoint Minerals II, LLC, a Colorado limited liability company.

This amendment is filed to provide the historical financial statements of LongPoint Minerals II, LLC, the consolidating parent company of the Acquired Company, and the pro forma financial information of Kimbell giving effect to the Acquisition, as required by Item 9.01 of Form 8-K. Except as set forth below, the Original Form 8-K is unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited historical financial statements of LongPoint Minerals II, LLC, as of and for the year ended December 31, 2022 and 2021, and the unaudited interim financial statements of LongPoint Minerals II, LLC, as of June 30, 2023 and December 31, 2022 and for the six months ended June 30, 2023, and 2022, together with the related notes to such financial statements, are filed as Exhibits 99.1 and 99.2 hereto, respectively, and incorporated by reference herein.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of Kimbell giving effect to the Acquisition is filed as Exhibit 99.3 hereto and incorporated by reference herein:

●	unaudited pro forma condensed combined balance sheet as of June 30, 2023;

●	unaudited pro forma condensed statement of operations for the six months ended June 30, 2023; and

●	unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022.

(d) Exhibits.

Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Audited historical financial statements of LongPoint Minerals II, LLC, as of and for the years ended December 31, 2022 and December 31, 2021 (incorporated by reference to Exhibit 99.2 to Kimbell Royalty Partners, LP’s Current Report on Form 8-K filed on August 2, 2023)
99.2	Unaudited interim financial statements of LongPoint Minerals II, LLC, as of June 30, 2023 and for the six months ended June 30, 2023 and June 30, 2022
99.3	Unaudited pro forma condensed combined financial statements of Kimbell Royalty Partners, LP
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

By:	Kimbell Royalty GP, LLC,
its general partner

By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: September 27, 2023